UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.investorvote.com/PZG  Step 1: Go to www.investorvote.com/PZG.  Step 2: Click on the icon on the right to view meeting materials.  Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.  Online  Go to www.investorvote.com/PZG or scan the  QR code — login details are located in the  shaded bar below.  Stockholder Meeting Notice  03IZLB  + +  Important Notice Regarding the Availability of Proxy Materials for the  Paramount Gold Nevada Corp. Stockholder Meeting to be Held on December 9, 2021  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021  Proxy Statement and Annual Report to stockholders are available at: www.edocumentview.com/PZG  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request  one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side  on or before November 29, 2021 to facilitate timely delivery.  2 N O T  Easy Online Access — View your proxy materials and vote.  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.

Stockholder Meeting Notice   Paramount Gold Nevada Corp’s Annual Meeting of Stockholders will be held on Thursday, December 9, 2021 at 11:00 A.M. EST,  virtually via the internet at https://meetnow.global/MSP65ZK. To access the virtual meeting, you must have the information that  is printed in the shaded bar located on the reverse side of this form.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:   1. Election of Directors:  01 – GLEN VAN TREEK  02 – RACHEL GOLDMAN  03 – RUDI FRONK  04 – CHRISTOPHER REYNOLDS  05 – JOHN CARDEN  06 – ELISEO GONZALEZ-URIEN  07 – PIERRE PELLETIER  2. VOTE ON THE RATIFICATION OF MNP LLP AS OUR INDEPENDENT REGISTERED ACCOUNTANTS.  3. TO APPROVE THE AMENDMENT TO THE COMPANY’S 2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to  receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.